                                  EXHIBIT INDEX

Exhibit
Number   Document Description
------   --------------------

99 Heller Funding Corporation - Monthly Report for the Distribution Date February 13, 2002

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution


Collection Period                January 2, 2002        to      February 1, 2002
Determination Date              February 8, 2002
Distribution Date              February 13, 2002

Available Amounts
-----------------
          Scheduled Payments plus Payaheads, net of Excluded Amounts           3,537,632.76
          Prepayment Amounts                                                     821,704.93
          Recoveries                                                              16,351.66
          Investment Earnings on Collection Account and Reserve Fund               3,449.49
          Late Charges                                                            11,240.00
          Servicer Advances                                                            0.00

          Total Available Amounts                                              4,390,378.84
          -----------------------                                              ------------

Payments on Distribution Date
-----------------------------

          Trustee Fees (only applicable pursuant to an Event of Default)               0.00

          Unreimbursed Servicer Advances to the Servicer                               0.00

          Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer         0.00

          Interest due to Class A-1 Notes                                              0.00

          Interest due to Class A-2 Notes                                              0.00

          Interest due to Class A-3 Notes                                         77,748.31

          Interest due to Class A-4 Notes                                        146,800.09

          Interest due to Class B Notes                                           13,495.76

          Interest due to Class C Notes                                           11,983.78

          Interest due to Class D Notes                                           22,175.27

          Class A-1 Principal Payment Amount                                           0.00

          Class A-2 Principal Payment Amount                                           0.00

          Class A-3 Principal Payment Amount                                   2,480,383.80

          Class A-4 Principal Payment Amount                                           0.00

          Class B Principal Payment Amount                                             0.00

          Class C Principal Payment Amount                                             0.00

          Class D Principal Payment Amount                                             0.00

          Additional Principal to Class A-2 Notes                                      0.00

          Additional Principal to Class A-3 Notes                              1,668,015.56

          Additional Principal to Class A-4 Notes                                      0.00

          Additional Principal to Class B Notes                                        0.00

          Additional Principal to Class C Notes                                        0.00

          Additional Principal to Class D Notes                                        0.00

          Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer             0.00
          Deposit to the Reserve Fund                                            (30,223.74)
          Excess to Certificateholder                                                  0.00

          Total distributions to Noteholders and Certificateholders            4,390,378.84
          ---------------------------------------------------------            ------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

          Trustee fees due on Distribution Date                                           0.00

Unreimbursed Servicer Advances
------------------------------

          Unreimbursed Servicer advances                                                  0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)    Servicing Fee Percentage                                                        0.40%
  (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period       54,701,313.62
  (iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                         0.00
  (iv)    Servicing Fee accrued but not paid in prior periods                             0.00

          Total Servicing Fee due and accrued ( (iii) + (iv) )                            0.00

          Servicing Fee carried forward                                                   0.00

          Monthly Servicing Fee distributed                                               0.00

Class A-1 Interest Schedule
---------------------------

          Opening Class A-1 principal balance                                             0.00
          Class A-1 Interest Rate                                                      4.94795%
          Number of days in Accrual Period                                                  31
          Current Class A-1 interest due                                                  0.00
          Class A-1 interest accrued but not paid in prior periods                        0.00
          Total Class A-1 interest due                                                    0.00
          Class A-1 interest carried forward                                              0.00

          Class A-1 interest distribution                                                 0.00

Class A-2 Interest Schedule
---------------------------

          Opening Class A-2 principal balance                                                -
          Class A-2 Interest Rate                                                         5.26%
          Current Class A-2 interest due                                                     -
          Class A-2 interest accrued but not paid in prior periods                        0.00
          Total Class A-2 interest due                                                       -
          Class A-2 interest carried forward                                              0.00
          Class A-2 interest distribution                                                    -


Class A-3 Interest Schedule
---------------------------

          Opening Class A-3 principal balance                                    16,963,268.18
          Class A-3 Interest Rate                                                         5.50%
          Current Class A-3 interest due                                             77,748.31
          Class A-3 interest accrued but not paid in prior periods                        0.00
          Total Class A-3 interest due                                               77,748.31
          Class A-3 interest carriedforward                                               0.00
          Class A-3 interest distribution                                            77,748.31


Class A-4 Interest Schedule
---------------------------

          Opening Class A-4 principal balance                                    31,345,216.00
          Class A-4 Interest Rate                                                         5.62%
          Current Class A-4 interest due                                            146,800.09
          Class A-4 interest accrued but not paid in prior periods                        0.00
          Total Class A-4 interest due                                              146,800.09
          Class A-4 interest carried forward                                              0.00

          Class A-4 interest distribution                                           146,800.09


Class B Interest Schedule
---------------------------

          Opening Class B principal balance                                       2,782,630.66
          Class B Interest Rate                                                           5.82%

          Current Class B interest due                                                                       13,495.76
          Class B interest accrued but not paid in prior periods                                                  0.00
          Total Class B interest due                                                                         13,495.76
          Class B interest carried forward                                                                        0.00

          Class B interest distribution                                                                      13,495.76

Class C Interest Schedule
-------------------------

          Opening Class C principal balance                                                               2,226,089.76
          Class C Interest Rate                                                                                   6.46%
          Current Class C interest due                                                                       11,983.78
          Class C interest accrued but not paid in prior periods                                                  0.00
          Total Class C interest due                                                                         11,983.78
          Class C interest carried forward                                                                        0.00

          Class C interest distribution                                                                      11,983.78

Class D Interest Schedule
-------------------------

          Opening Class D principal balance                                                               2,901,888.98
          Class D  Interest Rate                                                                                 9.17%
          Current Class D interest due                                                                       22,175.27
          Class D interest accrued but not paid in prior periods                                                  0.00
          Total Class D interest due                                                                         22,175.27
          Class D interest carried forward                                                                        0.00

          Class D interest distribution                                                                      22,175.27

Class A-1 Principal Schedule
----------------------------

          Class A-1 Maturity Date                                                                         May 15, 2000
    (i)   Opening Class A-1 principal balance                                                                     0.00
   (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance                    56,219,093.58
  (iii)   ADCB as of last day of the Collection Period                                                   50,383,637.76
   (iv)   Monthly Principal Amount ( (ii) - (iii) )                                                       5,835,455.82
          Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                          0.00
          Class A-1 Principal Payment Amount distribution                                                         0.00

          Class A-1 Principal Balance after current distribution                                                  0.00

Class A Principal Payment Amount
--------------------------------

   (i)    Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                          48,308,484.18
  (ii)    Class A Target Investor Principal Amount (90.9583% * ending ADCB)                              45,828,100.38
          Class A Principal Payment Amount                                                                2,480,383.80
          Funds available for distribution                                                                2,480,383.80


Class A-2 Principal Schedule
----------------------------

          Opening Class A-2 principal balance                                                                     0.00
          Class A-2 Principal Payment Amount distribution                                                         0.00

          Class A-2 principal balance after current distribution                                                  0.00


Class A-3 Principal Schedule
----------------------------

          Opening Class A-3 principal balance                                                            16,963,268.18
          Class A-3 Principal Payment Amount distribution                                                 2,480,383.80

          Class A-3 principal balance after current distribution, before Additional Principal            14,482,884.38


Class A-4 Principal Schedule
----------------------------

        Opening Class A-4 principal balance                                              31,345,216.00
        Class A-4 Principal Payment Amount distribution                                           0.00

        Class A-4 principal balance after current distribution                           31,345,216.00

Class B Principal Schedule
--------------------------

        Opening Class B principal balance                                                 2,782,630.66
        Class B Target Investor Principal Amount (3.7674% * ending ADCB)                  1,898,153.17
        Class B Floor                                                                     3,779,191.68
        Class B Principal Payment Amount due                                                      0.00
        Class B Principal Payment Amount distribution                                             0.00

        Class B principal balance after current distribution                              2,782,630.66


Class C Principal Schedule
--------------------------

        Opening Class C principal balance                                                 2,226,089.76
        Class C Target Investor Principal Amount (3.0139% * ending ADCB)                  1,518,512.46
        Class C Floor                                                                     2,226,089.76
        Class C Principal Payment Amount due                                                      0.00
        Class C Principal Payment Amount distribution                                             0.00

        Class C principal balance after current distribution                              2,226,089.76


Class D Principal Schedule
--------------------------

        Opening Class D principal balance                                                 2,901,888.98
        Class D Target Investor Principal Amount (1.5070% * ending ADCB)                    759,281.42
        Class D Floor                                                                     2,901,888.98
        Class D Principal Payment Amount due                                                      0.00
        Class D Principal Payment Amount distribution                                             0.00

        Class D principal balance after current distribution                              2,901,888.98

Additional Principal Schedule
-----------------------------

        Floors applicable (Yes/No)                                                                 Yes
        Monthly Principal Amount                                                          5,835,455.82
        Sum of Principal Payments payable on all classes                                  2,480,383.80
        Additional Principal payable                                                      3,355,072.02
        Additional Principal available, if payable                                        1,668,015.56

        Class A-2 Additional Principal allocation                                                 0.00
        Class A-2 principal balance after current distribution                                    0.00

        Class A-3 Additional Principal allocation                                            1,668,016
        Class A-3 principal balance after current distribution                           12,814,868.82

        Class A-4 Additional Principal allocation                                                 0.00
        Class A-4 principal balance after current distribution                           31,345,216.00

        Class B Additional Principal allocation                                                   0.00
        Class B principal balance after current distribution                              2,782,630.66

        Class C Additional Principal allocation                                                   0.00
        Class C principal balance after current distribution                              2,226,089.76

        Class D Additional Principal allocation                                                   0.00
        Class D principal balance after current distribution                              2,901,888.98

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
   (i)  Servicing Fee Percentage                                                                              0.40%
  (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                             54,701,313.62
  (iii) Servicing Fee due (((i)/12)* (ii))                                                               18,233.77
  (iv)  Servicing Fee accrued but not paid in prior periods                                           1,662,508.58
        Total Servicing Fee due and accrued ( (iii) + (iv))                                           1,680,742.35
        Servicing Fee carried forward                                                                 1,680,742.35

        Monthly Servicing Fee distributed                                                                     0.00


Reserve Fund Schedule
---------------------

        ADCB as of the end of the Collection Period 50,383,637.76
        Required Reserve Amount (ending ADCB * 0.70%)                                                   352,685.46
        Prior month Reserve Fund balance                                                                382,909.20
        Deposit to Reserve Fund - excess funds                                                                0.00
        Interim Reserve Fund Balance                                                                    382,909.20
        Current period draw on Reserve Fund for Reserve Interest Payments                                     0.00
        Current period draw on Reserve Fund for Reserve Principal Payments                               30,223.74
        Excess to Certificateholder                                                                           0.00
        Ending Reserve Fund balance                                                                     352,685.46

        Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                   0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                                                              0.00
        Initial Class A-1 principal balance                                            130,040,761.00

        Note factor                                                                       0.000000000


        Class A-2
        ---------
        Class A-2 principal balance                                                              0.00
        Initial Class A-2 principal balance                                             66,680,434.00

        Note factor                                                                       0.000000000


        Class A-3
        ---------
        Class A-3 principal balance                                                     12,814,868.82
        Initial Class A-3 principal balance                                            135,293,633.00

        Note factor                                                                       0.094718935


        Class A-4
        ---------
        Class A-4 principal balance                                                     31,345,216.00
        Initial Class A-4 principal balance                                             31,345,216.00

        Note factor                                                                       1.000000000

        Class B
        -------
        Class B principal balance                                                        2,782,630.66
        Initial Class B principal balance                                                9,663,831.00

        Note factor                                                                       0.287942811


        Class C
        -------
        Class C principal balance                                                        2,226,089.76
        Initial Class C principal balance                                                7,731,065.00

        Note factor                                                                       0.287940893


        Class D
        -------
        Class D principal balance                                                        2,901,888.98
        Initial Class D principal balance                                                3,865,532.00

        Note factor                                                                       0.750708824

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

  (i)     Outstanding Principal Amount of the Notes as of the preceding Distribution Date                           56,219,093.58
  (ii)    Overcollateralization Balance as of the preceding Distribution Date                                                0.00
  (iii)   Monthly Principal Amount                                                                                   5,835,455.82
  (iv)    Available Amounts remaining after the payment of interest                                                  4,118,175.62
  (v)     ADCB as of the end of the Collection Period                                                               50,383,637.76
          Cumulative Loss Amount                                                                                     1,717,280.20


Class B Floor Calculation
-------------------------
          Class B Floor percentage                                                                                           1.86%
          Initial ADCB                                                                                             386,553,237.98
          Cumulative Loss Amount for current period                                                                  1,717,280.20
          Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance      5,127,978.74
          Class B Floor                                                                                              3,779,191.68


Class C Floor Calculation
-------------------------

          Class C Floor percentage                                                                                           1.09%
          Initial ADCB                                                                                             386,553,237.98
          Cumulative Loss Amount for current period                                                                  1,717,280.20
          Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                     2,901,888.98
          Class C Floor                                                                                              2,226,089.76


Class D Floor Calculation
-------------------------

          Class D Floor percentage                                                                                           0.47%
          Initial ADCB                                                                                             386,553,237.98
          Cumulative Loss Amount for current period                                                                  1,717,280.20
          Overcollateralization Balance                                                                                      0.00
          Class D Floor                                                                                              2,901,888.98


Heller Financial, Inc. is the Servicer (Yes/No)                                                                               Yes

An Event of Default has occurred  (Yes/No)                                                                                     No


10% Substitution Limit Calculation
----------------------------------

          ADCB as of the Cut-off Date:                                                                             386,553,237.98

          Cumulative DCB of Substitute Contracts replacing materially modified contracts                             5,700,693.36
          Percentage of Substitute Contracts replacing materially modified contracts                                         1.47%

          Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                 No


5% Skipped Payment Limit Calculation
------------------------------------

          The percent of contracts with Skipped Payment modifications                                                        0.45%
          The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                     No
          Any Skipped Payments have been deferred later than January 1, 2006                                                   No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                                 54,701,313.62
ADCB as of the last day of the Collection Period                                                                  50,383,637.76

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                        228,971.69
Number of Contracts that became Defaulted Contracts during the period                                                         8
Defaulted Contracts as a percentage of ADCB (annualized)                                                                   5.45%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                           611,714.55
Number of Prepaid Contracts as of the last day of the Collection Period                                                       4

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                       0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                    0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                      0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                      16,351.66

Cumulative Servicer Advances paid by the Servicer                                                                 21,680,284.73
Cumulative reimbursed Servicer Advances                                                                           21,680,284.73


Delinquencies and Losses                       Dollars                  Percent
------------------------                       -------                  -------

          Current                           47,063,650.47                93.41%
          31-60 days past due                1,938,924.79                 3.85%
          61-90 days past due                  831,697.53                 1.65%
          Over 90 days past due                549,364.97                 1.09%
                                        -----------------       --------------
          Total                             50,383,637.76               100.00%

          31+ days past due                  3,319,987.29                 6.59%


  (i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                               13,298,192.60
  (ii)    Cumulative Recoveries realized on Defaulted Contracts                                                    6,162,038.77
          Cumulative net losses to date  ( (i) - (ii))                                                             7,136,153.83
          Cumulative net losses as a percentage of the initial ADCB                                                        1.85%